Umpqua Holdings Corporation 1st Quarter 2019 Earnings Conference Call Presentation April 18, 2019

Forward-looking Statements This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subjectto risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward-looking statements and we undertake no obligation to updateany such statements. In this presentation we make forward-looking statements about fee income initiatives and MSR fair value volatility. Risks that could cause results to differ from forward-looking statements we make are set forth in our filings with the SEC and include, without limitation, prolonged low interest rate environment; the effect of interest rate increases on the cost of deposits; unanticipated weakness in loan demand or loan pricing; deterioration in the economy; lack of strategic growth opportunities or our failure to execute on those opportunities; our ability to effectively manage problem credits; our ability to successfully implement efficiency and operational excellence initiatives on time and in amounts projected; our ability to successfully develop and market new products and technology; and changes in laws or regulations.

Umpqua Next Gen: Executing On Our Strategy Balanced Growth Human Digital Operational Excellence • Launched Go To, the • C&I balances increased • Rationalized 15 stores in Q1 2019 industry’s first human digital $60mm, or 5% annualized, • 11 consolidated & 4 sold banking platform. during the quarter. • 5 additional stores to be consolidated in Q2 • Invested and implemented • Continued to add experienced digital solutions to assist bankers to core metro • Completed Phase I of Operational Commercial & Corporate markets focused on growing Excellence customers. middle market relationships. • $22mm of annualized savings • Analytical tool to support in Q1 2019 run rate treasury management • Exploring ways to reduce product identification future income statement fair • Continued with Phase II of • Analytical pricing and value volatility of the MSR Operational Excellence benchmarking asset. • Commercial End to End technology Journey • Integrated & automated • Deposit Origination End to payments solution End Journey 3

Umpqua Next Gen: Measurable Achievements Rate scenario (1) Return on Average Tangible Common Equity 18.00% 17.5% “Moderately Increasing” 16.00% 14.84% 15.0% “Flat Rate” 14.00% 13.17% 12.00% 10.00% 9.03% 8.00% 2020 Goal Q1 2017 Q1 2018 Q1 2019 Net impact of fair value losses and exit or disposal costs (2) (1.33%) 0.52% (2.29%) Efficiency Ratio 70.00% 68.13% 65.00% 61.21% 60.44% 60.00% Mid 50s “Flat Rate” 55.00% Low 50s “Moderately Increasing” 50.00% Q1 2017 Q1 2018 Q1 2019 2020 Goal Net impact of fair value losses and exit or disposal costs (2) 2.97% (0.43%) 3.65% > (1) Financial goals as presented under two different rate scenarios laid out in the 2Q 2018 earnings call slide presentation on July 19, 2018. 4 > (2) Impact from fair value gains or losses and exit or disposal goals were excluded from the calculation of financial goals presented in mid-2017, and subsequently updated in April 2018. See appendix of this presentation for further information.

Q1 2019 Highlights (compared to Q4 2018) • Net income of $74.0 million, or $0.34 per diluted common share • Net interest income decreased by $9.7 million on a quarter over quarter basis primarily driven by bond premium amortization as compared to the bond premium recapture recorded in the in the prior quarter. • Provision for loan and lease losses decreased by $3.5 million, driven primarily as net charge-offs decreased by five basis points to 0.27% of average loans and leases (annualized). • Non-interest income decreased by $11.1 million, driven primary by the nonrecurring $5.8 million gain of Pivotus assets in the fourth quarter of 2018 and lower residential mortgage banking revenue in the current quarter. • Non-interest expense decreased by $6.9 million, driven primarily by operational excellence initiatives, lower restructuring charges, lower mortgage banking-related expense, lower group insurance charges, and lower loss on OREO, partially offset by a seasonal increase in payroll taxes. • Non-performing assets to total assets improved to 0.32% • Estimated total risk-based capital ratio of 13.5% and estimated Tier 1 common to risk weighted assets ratio of 10.7% • Declared a quarterly cash dividend of $0.21 per common share. 5

Selected Ratios For the quarter ended Performance Credit Quality Capital (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation. (2) Capital ratio estimated for current quarter, pending completion and filing of regulatory reports. 6

Summary Income Statement (in millions) Q1 2019 Q4 2018 Q3 2018 Q2 2018 Q1 2018 Net interest income before provision $237.7 $247.4 $241.4 $224.9 $225.0 Provision for loan and lease losses 13.7 17.2 11.7 13.3 13.7 Net interest income after provision 224.0 230.2 229.7 211.6 211.3 Non-interest income 45.7 56.8 72.4 71.7 78.6 Non-interest expense 171.6 178.5 179.3 195.6 186.1 Income before provision for income taxes 98.1 108.5 122.8 87.7 103.8 Provision for income taxes 24.1 28.2 31.8 21.7 24.8 Net income $74.0 $80.3 $91.0 $66.0 $79.0 Earnings per share - diluted $0.34 $0.36 $0.41 $0.30 $0.36 7

Net Interest Income Base Net Interest Income (in millions) Reported Net Interest Income (in millions) $250 $247.4 $250 $243.2 $245 $245 $241.4 $240 $240 $237.7 $235 $235 $232.5 $229.5 $230 $230 $224.2 $225.0 $224.9 $225 $225 $220 $218.7 $220 $215 $215 $210 $210 $205 $205 $200 $200 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 8 (1) Impact from change in accounting methodology on the interest income method for residential mortgage-backed securities and collateralized mortgage obligations. Refer to notable items in prior earning releases for more information. Note: tables may not foot due to rounding.

Net Interest Margin Base Net Interest Margin Reported Net Interest Margin 4.15% 4.15% 4.15% 4.09% 4.09% 4.05% 4.03% 4.05% 4.00% 3.94% 3.95% 3.95% 3.89% 3.88% 3.88% 3.89% 3.85% 3.85% 3.75% 3.75% 3.65% 3.65% 3.55% 3.55% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 (1) Impact from change in accounting methodology on the interest income method for residential mortgage-backed securities and collateralized mortgage obligations. Refer to notable items in prior earning releases for more information. 9 Note: tables may not foot due to rounding.

Provision For Loan and Lease Losses (in millions) Provision for Loan and Lease Losses $20.0 $18.0 $16.0 $14.0 $12.0 $10.0 $17.2 $8.0 $13.7 $13.3 $13.7 $6.0 $11.7 $4.0 $2.0 $- Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 10

Non-Interest Income (in millions) $90 $80 $70 $15.0 $15.5 $15.6 $60 $4.2 $4.2 $3.9 $50 $16.0 $40 $38.4 $31.5 $4.2 $15.3 $33.2 $30 $15.2 $3.8 $20 $2.1 $2.1 $2.1 $11.2 $1.2 $2.1 $1.3 $2.8 $2.5 $2.2 $0.8 $10 $17.6 $15.4 $16.6 $16.8 $12.5 $0 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Other (1) Gain on loan sales BOLI income Residential mortgage banking revenue, net Brokerage revenue Service charges (1) Includes other income, gains or losses on investment securities. 11 Note: tables may not foot due to rounding.

Mortgage Banking (in millions) Closed mortgage volume $1,200 $1,134 $1,081 $1,000 $925 $902 $806 $800 $839 $757 $600 $687 $589 $487 $400 $200 $238 $295 $324 $313 $319 $0 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Portfolio For Sale Gain on sale margin 4.50% 4.00% 3.35% 3.50% 3.32% 2.95% 3.00% 2.77% 2.83% 2.50% 2.00% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 12 Note: tables may not foot due to rounding.

Non Interest Expense Non-interest Expense and Efficiency Ratio Non-interest Expense Bridge (in millions) (in millions) $178.5 $205.0 110.0% $2.8 $195.6 $2.4 $195.0 $186.1 $179.3 100.0% $2.1 $(1.4) $171.6 $185.0 $1.0 $(2.7) $178.5 $1.2 Thousands $171.6 90.0% $175.0 $1.0 $165.0 80.0% $155.0 65.8% 70.0% 61.2% 60.4% $145.0 57.1% 58.6% 60.0% $135.0 50.0% $125.0 $115.0 40.0% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Non-interest expense Efficiency ratio 13

Selected Balance Sheet (in millions) Q1 2019 Q4 2018 Q3 2018 Q2 2018 Q1 2018 Total assets $27,355.6 $26,939.8 $26,615.1 $26,480.6 $25,816.4 Interest bearing cash and temporary investments 605.8 287.2 570.3 488.5 264.5 Investment securities available for sale, fair value 2,894.8 2,977.1 2,864.4 2,854.4 2,947.4 Loans and leases, gross 20,406.0 20,422.7 19,854.0 19,639.5 19,255.3 Allowance for loan and lease losses (144.9) (144.9) (144.0) (144.6) (141.9) Goodwill and other intangibles, net 1,810.2 1,811.6 1,813.2 1,814.7 1,816.2 Deposits 21,243.9 21,137.5 20,892.8 20,744.5 20,106.9 Securities sold under agreements to repurchase 288.9 297.2 287.0 273.7 292.0 Term debt 932.4 751.8 751.8 801.7 801.9 Total shareholders' equity 4,112.3 4,056.4 4,003.9 3,981.1 3,969.8 Ratios: Loan to deposit ratio 96.1% 96.6% 95.0% 94.7% 95.8% Book value per common share $ 18.65 $ 18.42 $ 18.18 $ 18.08 $ 18.01 Tangible book value per common share (1) $ 10.44 $ 10.19 $ 9.95 $ 9.84 $ 9.77 Tangible common equity to tangible assets (1) 9.0% 8.9% 8.8% 8.8% 9.0% 14 (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Loan and Deposit Growth (in billions) Loans and Leases (Gross) $25.0 As of March 31, 2019 $20.4 $20.4 3% Non-owner occupied term CRE $20.0 $19.0 $17.4 Owner occupied term CRE $16.8 6% $15.3 17% Multifamily $15.0 Commercial construction 18% 12% Residential development $10.0 $7.7 Commercial term $6.5 $7.2 Commercial lines of credit & other 7% $5.0 Leases & equipment finance 6% 16% Mortgage 11% $0.0 Home equity lines & loans 2011 2012 2013 2014 2015 2016 2017 2018 Q1 3% Consumer & other 2019 1% (in billions) Total Deposits $25.0 As of March 31, 2019 $21.1 $21.2 $19.0 $19.9 $20.0 $17.7 $16.9 Demand, non-interest $15.0 21% bearing Demand, interest bearing $9.2 $9.4 $9.1 $10.0 31% 7% Money market $5.0 Savings $0.0 11% 2011 2012 2013 2014 2015 2016 2017 2018 Q1 30% Time 2019 15 (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Loan and Lease Portfolio Repricing Schedule Loan and Lease Portfolio (1) Adjustable Rate Breakout – Q1 2019 (1) 100% 13.4% 90% 30.3% 80% 42.4% 42.1% 42.3% 42.2% 42.4% 24.7% 70% 29.1% 60% 2.5% 50% Libor 6 Month Libor 12 Month 3 Year 5 Year Other 25.6% 25.9% 26.5% 27.4% 27.3% 40% (1) 30% Floating Rate Breakout – Q1 2019 20% 0.4% 32.1% 32.0% 31.2% 30.4% 30.2% 10% 35.4% 0% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 64.2% Fixed Rate Floating Rate (monthly repricing) Adjustable (> 1 month repricing) Prime Libor 1 Month Other  (1) Includes loans available for sale. 16  Note: totals may not foot due to rounding.

Loan and Lease Portfolio Characteristics Mortgage Owner Occupied CRE . Represents 18% of overall portfolio . Represents 12% of overall portfolio . Total delinquencies of 1.02% Geographic Diversification . Total delinquencies of 0.46% . De minimis (0.01%) annualized net . Annualized net charge-off rate of 4 charge-off rate bps . Average loan size of $440,000 . Average loan size of $772,000 . Average FICO of 760 and LTV of . Average LTV of 54% 65% Other Portland / 11% Vancouver WA, Other 12% 5% Multifamily Non-owner Occupied CRE . Represents 17% of overall portfolio Southern CA . Represents 16% of overall portfolio OR, Other 17% . Total delinquencies of 0.09% . Total delinquencies of 0.42% 13% . Annualized net charge-off rate of . Annualized net charge-off rate of 0 0.18% bps . Average loan size of $1.4 million . Average loan size of $1.6 million . Average LTV of 54% and DSC of 1.6 . Average LTV of 53% and DSC of 1.8 Puget Sound Northern CA 16% 13% Lease & Equipment Finance Commercial & Industrial Bay Area 13% . Represents 7% of overall portfolio . Represents 17% of overall portfolio . Total delinquencies of 2.7% . Total delinquencies of 0.46% . Annualized net charge-off rate of . Annualized net charge-off rate of 3.10% 0.02% . ~10% average yield . Average loan size of $414,000 . Average loan size of $34,000 Note: Balances and delinquencies as of March 31, 2019. Annualized net charge-off rate for Q1 2019. LTV, FICO and Debt Service Coverage (DSC) are based on weighted average for portfolio. LTV for the Mortgage portfolio represents 17 average LTV based on most recent appraisal against updated loan balance.

Credit Quality Non-performing assets to total assets Classified Assets 1.60% 15.00% 1.00% 1.40% 14.00% 0.80% 1.20% 13.00% 0.90% 12.00% 1.00% 0.86% 0.83% 0.75% 11.00% 0.60% 0.80% 0.66% 0.37% 10.00% 0.33% 0.34% 0.36% 0.32% 0.60% 0.40% 9.80% 9.70% 9.00% 0.40% 9.20% 8.00% 8.50% RBC / Assets Classified 0.20% 0.20% 7.00% Classified Loans / Total Loans Total / Loans Classified 7.40% 0.00% 6.00% 0.00% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Classified Loans to Total Loans Classified Assets to Risk-Based Capital Allowance for loan and lease losses to loans Net charge-offs to average loans and leases (annualized) and leases 4.00% 3.59% 1.00% 3.23% 3.50% 3.00% 3.10% 0.80% 3.00% 2.73% 2.50% 0.60% 0.74% 0.74% 0.73% 0.71% 0.71% 2.00% 0.40% 1.50% 1.00% 0.32% 0.27% 0.20% 0.50% 0.26% 0.22% 0.25% 0.00% 0.09% 0.01% 0.06% 0.09% 0.06% 0.00% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2018 Umpqua Bank (ex FinPac) FinPac Umpqua Holdings Consolidated 18

Capital Management • All regulatory capital ratios remained in excess of well-capitalized and internal policy limits • Focused on prudently managing capital • Declared quarterly dividend of $0.21 per share, ~5.09% current dividend yield ² • Q1 total payout ratio of 63% Q1 2019 Capital Ratios (1) 13.5% 10.7% 10.7% 9.0% 9.4% Tangible Common Tier 1 Leverage Tier 1 Common Risk Based Tier 1 Risk Based Total Risk Based Equity/Tangible Assets 19 1. Regulatory capital ratios are estimates pending completion and filing of the Company’s regulatory reports. 2. As of closing stock price on 3/29/2019

Appendix – Non GAAP Reconciliation

Non-GAAP Reconciliation – Tangible Book Value (In thousands, except per share data) Mar 31, 2019 Dec 31, 2018 Sep 30, 2018 June 30, 2018 Mar 31, 2018 Total shareholders' equity 4,112,326 4,056,442 4,003,893 3,981,087 3,969,766 Subtract: Goodwill 1,787,651 1,787,651 1,787,651 1,787,651 1,787,651 Other intangible assets, net 22,560 23,964 25,506 27,047 28,589 Tangible equity - common $2,302,115 $2,244,827 $2,190,736 $2,166,389 $2,153,526 Total assets $27,355,625 $26,939,781 $26,615,067 $26,480,601 $25,816,401 Subtract: Goodwill 1,787,651 1,787,651 1,787,651 1,787,651 1,787,651 Other intangible assets, net 22,560 23,964 25,506 27,047 28,589 Tangible assets $25,545,414 $25,128,166 $24,801,910 $24,665,903 $24,000,161 Common shares outstanding at period end 220,457 220,255 220,238 220,205 220,461 Total shareholders' equity to total assets ratio 15.03% 15.06% 15.04% 15.03% 15.38% Tangible common equity ratio 9.01% 8.93% 8.83% 8.78% 8.97% Book value per common share $18.65 $18.42 $18.18 $18.08 $18.01 Tangible book value per common share $10.44 $10.19 $9.95 $9.84 $9.77 21

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